UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2026

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(888) 987-6764

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.10 par value	RAMP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

On November 2, 2026 (the “Closing Date”), MMS USA Holdings, Inc., a Delaware corporation (“Parent”), completed the previously announced acquisition of LiveRamp Holdings, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of May 16, 2026 (the “Merger Agreement”), by and among Parent, Covey Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of Parent (“Merger Sub”), the Company, and solely for the purposes of Section 10.14 thereof, Publicis Groupe S.A., a French société anonyme. Pursuant to the terms of the Merger Agreement, on the Closing Date, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving as a wholly owned direct subsidiary of Parent (the “Surviving Corporation”).

The Merger Agreement and the transactions contemplated thereby, including the Merger, were previously described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by the Company on May 18, 2026 and the definitive proxy statement filed with the SEC by the Company on July 6, 2026.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.10 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any (i) Company Common Stock owned by stockholders that properly perfected their rights of appraisal within the meaning of Section 262 of the Delaware General Corporation Law, (ii) Company Common Stock owned by the Company, Parent or Merger Sub and (iii) Company Common Stock owned by any direct or indirect wholly owned subsidiary of Parent (other than Merger Sub) or of the Company) was converted into the right to receive $38.50 in cash, without interest (the “Merger Consideration”).

In addition, pursuant to the Merger Agreement, at the Effective Time:

•	Options: Each outstanding option to purchase shares of Company Common Stock (each, a “Company Option”) was converted into a restricted cash award in an amount equal to (i) the excess of the Merger Consideration over the applicable exercise price per share of such Company Common Stock multiplied by (ii) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Effective Time. The restricted cash award is otherwise subject to the same terms and conditions as applicable to such Company Option as of immediately prior to the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the terms of the Merger Agreement.

•	Restricted Stock Awards: Each outstanding award of restricted shares of Company Common Stock (each a “Company Restricted Stock Award”) was converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Merger Consideration. The restricted cash award is otherwise subject to the same terms and conditions as applicable to such Company Restricted Stock Award as of immediately prior to the Effective Time but will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the terms of the Merger Agreement.

•	Company Restricted Stock Unit Awards and Performance Stock Unit Awards: Each outstanding time-vesting restricted stock unit award (each, a “Company RSU Award”) and each outstanding performance-vesting restricted stock unit award (each, a “Company PSU Award”) was converted into a restricted cash award in an amount equal to (i) the number of shares of Company Common Stock subject to such Company RSU Award or Company PSU Award (determined based on (x) in the case of Company PSU Awards granted on or prior to December 31, 2025 that were subject to “Rule of 40” performance conditions, 128% of the target level of performance (in the case of fiscal year 2025 grants) and 139% of the target level of performance (in the case of fiscal year 2026 grants) for both completed and incomplete performance periods, (y) in the case of all other Company PSU Awards granted on or prior to December 31, 2025, actual performance for completed performance periods and the greater of the target level and the actual level of performance through the Effective Time for incomplete performance periods and (z) in the case of Company PSU Awards granted after December 31, 2025, target level of performance) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration. The restricted cash award is otherwise subject to the same terms and conditions as applicable to such Company RSU Award or Company PSU Award, as applicable, as of immediately prior to the Effective Time, except that the performance-based vesting conditions applicable to Company PSU Awards ceased to apply, and the awards will vest in full following certain qualifying terminations of employment that occur within 24 months following the Effective Time in accordance with the terms of the Merger Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, the Company notified the New York Stock Exchange (the “NYSE”) of the completion of the Merger and requested that the trading of shares of Company Common Stock on the NYSE be halted prior to the market open on November 2, 2026. As a result, all shares of Company Common Stock were removed from trading on the NYSE prior to the market open on November 2, 2026. The NYSE has filed with the SEC a Notification of Removal From Listing and/or Registration on Form 25 in order to delist the Company Common Stock from the NYSE. Such delisting will result in the deregistration of the Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 to cause the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act to be suspended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

As a result of the Merger, each share of Company Common Stock that was issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01 of this Current Report on Form 8-K) was cancelled and converted automatically, at the Effective Time, into the right to receive the Merger Consideration. Accordingly, at the Effective Time, the holders of such Company Common Stock ceased to have any rights as stockholders of the Company, other than the right to receive the Merger Consideration.

Item 5.01 Change in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred and the Company became a wholly owned direct subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Director and Officer Changes

In connection with the Merger, each member of the board of directors of the Company as of immediately prior to the Effective Time resigned as a director of the Company, effective as of the Effective Time. These resignations were in connection with the Merger and not a result of any disagreements between the Company and the resigning directors on any matter relating to the Company’s operations, policies or practices. In addition, each executive officer of the Company as of immediately prior to the Effective Time ceased to serve as an executive officer of the Company, effective as of the Effective Time. In accordance with the Merger Agreement, from and after the Effective Time, the officers and directors of Merger Sub immediately prior to the Effective Time became the officers and directors of the Surviving Corporation.

In accordance with the terms of the Merger Agreement, the Company approved the grant of an additional retention award to Matt Karasick, the Company’s Chief Product Officer and a named executive officer, for a total retention amount of $1,625,000, which is inclusive of the cash retention award that was previously approved and disclosed for Mr. Karasick in the definitive proxy statement filed by the Company in respect of the Merger on July 6, 2026. The award is payable on the thirtieth day following the Effective Time (or such earlier date as Parent may determine), contingent upon Mr. Karasick signing a mutually agreeable employment agreement on or before November 30, 2026.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety and as so amended and restated became the certificate of incorporation of the Surviving Corporation, and the bylaws of the Company were amended and restated in their entirety and as so amended and restated became the bylaws of the Surviving Corporation. Copies of the amended and restated certificate of incorporation and the bylaws of the Surviving Corporation are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

2.1*+	Agreement and Plan of Merger, dated as of May 16, 2026, by and among MMS USA Holdings, Inc., Covey Merger Sub, Inc., LiveRamp Holdings, Inc. and solely for purposes of Section 10.14 thereto, Publicis Groupe S.A. (incorporated herein by reference to Exhibit 2.1 to LiveRamp Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 18, 2026)
3.1	Fourth Amended and Restated Certificate of Incorporation of LiveRamp Holdings, Inc.
3.2	Fourth Amended and Restated Bylaws of LiveRamp Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed.
+

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

	By:	/s/ Jerry Jones
		Name:	Jerry Jones
		Title:	EVP, Legal & Data Ethics

Date: November 2, 2026